UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________

FORM 8-K

_______________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2007

Katy Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware    001-05558     75--1277589
(State or other jurisdiction            (Commission File Number)  (IRS Employer
    of incorporation)       Identification No.)

2461 South Clark Street, Suite 630
Arlington, Virginia 22202
(Address of principal executive offices) (Zip Code)

(703) 236-4300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Katy Industries, Inc. (“Katy”) announced today that the New York Stock Exchange expects to suspend trading of Katy’s shares of common stock (Symbol: KT) prior to the market opening on April 13, 2007. The New York Stock Exchange (“NYSE”) notified Katy that it did not comply with the continuing listing standards of the NYSE in November 2005. Katy does not meet the required market capitalization level of $75.0 million over a consecutive thirty day trading day period or the required total stockholders’ equity of not less than $75.0 million.

Katy expects the NYSE will proceed in delisting Katy’s shares of common stock from the exchange by application with the Securities and Exchange Commission. It is currently expected that the stock will trade on the OTC Bulletin Board, upon approval of its application.

The press release announcing the expected suspension from the NYSE is attached as Exhibit 99.1.

This Current Report on Form 8-K may contain various “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 including any future increase or decrease in Katy’s market capitalization, whether the OTC Bulletin Board will approve Katy’s application for reporting and whether the OTC Bulletin Board will provide liquidity to its stockholders. The forward-looking statements are based on the beliefs of Katy’s management, as well as assumptions made by, and information currently available to, the company’s management. These statements are subject to risks and uncertainties that may cause actual results to differ materially from the statements and other information contained herein. Risks and uncertainties include but are not limited to: economic conditions in North America; changes to Katy’s cost structure; the effect of changes in Katy’s operations and strategic direction; Katy’s ability to identify and respond to evolving trends in demographics and consumer preferences; Katy’s ability to effectively invest capital to realize Katy’s strategic objectives; and the level of trading, if any, of Katy’s common stock on the OTC Bulletin Board. Additionally, the forward-looking statements are based on Katy’s current expectations and projections about future events and trends affecting the financial condition of its business and are not a guarantee of future preference. Undue reliance should not be placed on such forward-looking statements, as they speak only as of the date hereof and we undertake no obligation to update these statements to reflect subsequent events or circumstances, except as may be required by law. Additional information regarding these and other risks and uncertainties is contained in Katy’s periodic filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2006. Katy undertakes no obligation to revise or update such statements to reflect current events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1   Press Release, dated April 9, 2007, announcing the expected suspension from the NYSE.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KATY INDUSTRIES, INC.
(Registrant)

By: /s/ Amir Rosenthal
Amir Rosenthal
Vice President, Chief Financial Officer,
General Counsel and Secretary

Date: April 10, 2007

Exhibits

Exhibit No.  Description

99.1         Press Release, dated April 9, 2007, announcing the expected suspension from the NYSE.